Offerings - Offering: 1	Aug. 10, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 602,410,875
Fee Rate	0.01381%
Amount of Registration Fee	$ 83,192.94
Offering Note

(1)
Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per Share as of June 30, 2026, of $24.42. This amount is based upon the offer to purchase up to 24,668,750 common shares of beneficial interest, par value $0.01 per share, of HPS Corporate Lending Fund.